UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2008

MIDWEST URANIUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-113270
(Commission File Number)

36-4536633
(IRS Employer Identification No.)

Suite 29 - 303 La Ronge Avenue, La Ronge, Saskatchewan  S0J 1L0
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.693.0177

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On May 1, 2008, Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants (“DMCL”), was dismissed as our principal independent accountant, and on May 1, 2008, we engaged, Moore and Associates CHTD as our principal independent accountant. The decision to appoint Moore and Associates CHTD was approved by our board of directors and by our audit committee.

DMCL and John Kinross-Kennedy’s report on our financial statements for the fiscal year ended December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that DMCL’s report contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the year ended December 31, 2007 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with DMCL on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DMCL, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such year.

During the year ended December 31, 2007 and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided DMCL, with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  The letter from DMCL, stating that they agreed with the disclosure contained herein, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2007 and 2006, and the subsequent interim period through the date hereof, we have not, nor has any person on our behalf, consulted with Moore and Associates CHTD regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Moore and Associates CHTD provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

Item 9.01 Financial Statements and Exhibits.

(c) EXHIBITS

16.1

Letter from Dale Matheson Carr-Hilton Labonte LLP, dated May 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST URANIUM CORPORATION

By: /s/Harvey Smith
Harvey Smith
President and Director

Date:  May 14, 2008